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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No. 2)

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Forgent Networks, Inc.
(Name of Registrant as Specified In Its Charter)
Not applicable
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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PRELIMINARY COPY

FORGENT NETWORKS, INC.
d/b/a Asure Software
108 Wild Basin Road
Austin, TX 78746

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD JULY 30, 2009

Dear Stockholder:

        You are cordially invited to attend the annual meeting of stockholders for fiscal 2008 (the "Annual Meeting") of Forgent Networks, Inc. d/b/a Asure Software (NASDAQ: ASUR), a Delaware corporation (the "Company"), to be held at 108 Wild Basin Road, Austin, Texas 78746, on Thursday, July 30, 2009 at 1:00 p.m. local time.

        At the Annual Meeting, you will be asked to act on the following matters:

1.
To elect six directors to the board of directors to hold office until the next annual meeting of stockholders or until their respective successors are duly elected and qualified;

2.
To ratify the Audit Committee's appointment of Ernst & Young LLP, independent accountants, as our independent auditors for the year ending July 31, 2009; and

3.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT AN AFFIRMATIVE VOTE BE CAST "FOR" EACH OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2009 AS SET FORTH ON THE ENCLOSED WHITE PROXY CARD.

        All record holders of the Company's common stock, par value $.01 per share (the "Common Stock") at the close of business on July 10, 2009 are eligible to vote at the Annual Meeting or any adjournment thereof.

        Stockholders are urged to review carefully the information contained in the Proxy Statement attached hereto prior to deciding how to vote their shares at the Annual Meeting. Your participation in the Annual Meeting, in person or by proxy, is important. We hope you will be able to attend the Annual Meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED WHITE PROXY CARD PROMPTLY. If you attend the Annual Meeting, you may revoke your proxy and vote in person if you wish, even if you have previously returned the enclosed WHITE proxy card. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting. If you do not attend the Annual Meeting, you may still revoke your proxy at any time prior to the Annual Meeting by providing a later dated proxy or by providing written notice of your revocation to the Secretary of the Company.

        Please note that Pinnacle Fund, LLLP, a dissident stockholder group controlled by Pinnacle Partners, LLC which is partly controlled by Red Oak Partners, LLC ("Pinnacle"), has given notice of its intention to nominate individuals for election to the board of directors to replace our nominees. You may receive proxy solicitation materials from Pinnacle. OUR BOARD DOES NOT BELIEVE THIS IN YOUR BEST INTERESTS AND URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY PINNACLE.

        If you have previously signed a proxy card sent to you by Pinnacle, you can change your vote and vote for our nominees by using the enclosed WHITE proxy card to vote by telephone, by internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted.

Sincerely,
JAY C. PETERSON Secretary

This Proxy Statement is dated July     , 2009 and is first being mailed to stockholders on or about July     , 2009.

PRELIMINARY COPY

FORGENT NETWORKS, INC.
d/b/a Asure Software
108 Wild Basin Road
Austin, TX 78746

PROXY STATEMENT
ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2008

July 30, 2009

        This Proxy Statement and the enclosed WHITE proxy card are furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board of Directors" or the "Board") of Forgent Networks, Inc. d/b/a Asure Software (NASDAQ: ASUR), a Delaware corporation (the "Company"), for use at the Company's annual meeting of stockholders for fiscal 2008 (the "Annual Meeting"), to be held at 1:00 p.m. local time on Thursday, July 30, 2009 at the Company's executive offices located at 108 Wild Basin Road, Austin, Texas 78746, and at any and all adjournments of such Annual Meeting.

        We will bear the entire cost of solicitation of proxies on behalf of the Company, including preparation, assembly, printing and mailing of this Proxy Statement, the enclosed WHITE proxy card, the enclosed annual report for fiscal 2008, and any additional information furnished to you by the Company. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of our Common Stock beneficially owned by others to forward to such beneficial owners. We may reimburse persons representing beneficial owners of Common Stock for their costs of forwarding solicitation materials to such beneficial owners. Original solicitation of proxies by mail may be supplemented by telephone, facsimile, internet, or personal solicitation by our directors, officers or other regular employees. No additional compensation will be paid to directors, officers or other regular employees for such services. The Company also plans to engage the services of independent proxy consultants in connection with this solicitation.

        Some banks, brokers and other record holders have begun the practice of "householding" proxy statements and annual reports. "Householding" is the term used to describe the practice of delivering a single set of proxy statements and annual reports to any household at which two or more stockholders reside if a company reasonably believes the stockholders are members of the same family. This procedure reduces the volume of duplicate information stockholders receive and also reduces a company's printing and mailing costs. We will promptly deliver an additional copy of either document to any stockholder who writes or calls us at the following address or phone number: Investor Relations, Forgent Networks, Inc., 108 Wild Basin Road, Austin, Texas 78746, (512) 437-2678.

VOTING SECURITIES OUTSTANDING; QUORUM

        The Board of Directors has determined that stockholders of record at the close of business on July 10, 2009 will be entitled to vote at the Annual Meeting or any adjournment thereof. At the close of business on July     , 2009, the most recent date practicable prior to the filing of this Proxy Statement, there were                   shares of our Common Stock issued and outstanding, each entitled to one vote on all matters properly brought before the Annual Meeting. There are no cumulative voting rights.

        The presence in person or by proxy of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the record date is necessary to constitute a quorum at the Annual Meeting. Abstentions and broker non-votes are treated as present at the Annual Meeting and are therefore counted to determine a quorum. If a quorum is not present, the stockholders entitled to vote who are present in person or represented by proxy at the Annual Meeting have the power to adjourn the Annual Meeting from time to time, without notice other than an adjournment at the Annual Meeting, until a quorum is present or represented. At any adjourned meeting at which a quorum is present, any business may be transacted that might have been transacted at the Annual Meeting as originally notified.

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. If more than six nominees are properly presented to the stockholders at the Annual Meeting, the six nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our Board. Ratification of the Audit Committee's appointment of Ernst & Young LLP as our independent auditors will be approved by the affirmative vote of a majority of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on such matter. Abstentions may be specified on all proposals except the election of directors. Abstentions, with respect to any proposal other than the election of directors, will have the same effect as a vote against such proposal. Broker non-votes will have no effect on the outcome of the election of directors or the ratification of independent auditors, as they will not be deemed to count for or against such proposals. With regard to the election of directors, votes may be cast in favor of or withheld from each nominee; votes that are withheld will be excluded entirely from the vote and will have no effect.

THE ANNUAL MEETING OF STOCKHOLDERS

        This Proxy Statement is provided in connection with the Annual Meeting and any adjournment thereof. The accompanying WHITE proxy card is solicited by our Company and its Board of Directors. This Proxy Statement and the accompanying form of proxy and annual report for fiscal 2008 are first being sent or given to stockholders beginning on or about July     , 2009.

Time and Place

        The Annual Meeting will be held at 108 Wild Basin Road, Austin, Texas, on Thursday, July 30, 2009 at 1:00 p.m. local time.

Purposes

        At the Annual Meeting, you will be asked:

1.
To elect six directors to the board of directors to hold office until the next Annual Meeting of stockholders or until their respective successors are duly elected and qualified;

2.
To ratify the Audit Committee's appointment of Ernst & Young LLP, independent accountants, as our independent auditors for the year ending July 31, 2009; and

3.
To transact such other business as may properly come before the Annual Meeting or any adjournment thereof.

        The Board knows of no other matters to be presented for action at the Annual Meeting. If any other matters properly come before the Annual Meeting, however, the persons named in the proxy will vote on such other matters in accordance with their best judgment.

Record Date; Stockholders Entitled to Vote

        Only holders of record of our shares of Common Stock at the close of business on July 10, 2009 will be entitled to vote at the Annual Meeting or any adjournment thereof. Each share of Common

Stock will be entitled to one vote. On July     , 2009, the most recent date practicable prior to the filing of this Proxy Statement, a total of                   shares of Common Stock were outstanding.

Quorum

        A majority of the voting power of the outstanding shares of Common Stock entitled to vote, represented in person or by proxy, will be required to constitute a quorum for the Annual Meeting.

Vote Required

        Directors are elected by a plurality of the votes of the shares present in person or represented by proxy at the Annual Meeting and entitled to vote on the election of directors. If more than six nominees are properly presented to the stockholders at the Annual Meeting, the six nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of directors will be elected to our Board. The ratification of the appointment of independent auditors will be approved by a majority of the votes of the shares of Common Stock present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

Board Recommendation

        YOUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED AND RECOMMENDS THAT AN AFFIRMATIVE VOTE BE CAST "FOR" EACH OF OUR DIRECTOR NOMINEES NAMED ON THE ENCLOSED WHITE PROXY CARD AND "FOR" THE RATIFICATION OF THE COMPANY'S INDEPENDENT AUDITORS FOR FISCAL 2009 AS SET FORTH ON THE ENCLOSED WHITE PROXY CARD.

Voting Your Shares

        The Board of Directors is soliciting proxies from our stockholders. By completing and returning the enclosed WHITE proxy card or by completing the telephone or internet voting procedures, you will be authorizing Jay C. Peterson and Richard N. Snyder to vote your shares. If the enclosed WHITE proxy card is properly signed and dated, it will be voted as you direct. If you attend the Annual Meeting in person, you may vote your shares by completing a ballot at the Annual Meeting. If you receive more than one proxy statement from the Company, your shares are probably registered in names that are not identical or are held in more than one account. Please vote each WHITE proxy card you receive.

        You may also receive proxy solicitation materials from Pinnacle Group, LLLP, a dissident stockholder group controlled by Pinnacle Partners, LLC which is partly controlled by Red Oak Partners, LLC ("Pinnacle"). THE BOARD OF DIRECTORS DOES NOT BELIEVE THIS IS IN YOUR BEST INTERESTS AND STRONGLY URGES YOU NOT TO SIGN OR RETURN ANY PROXY CARD SENT TO YOU BY PINNACLE. We are not responsible for the accuracy of any information provided by or relating to Pinnacle and its director nominees contained in any proxy solicitation materials filed or disseminated by, or on behalf of, Pinnacle or any other statements that Pinnacle or its affiliates may otherwise make.

Changing Your Vote by Revoking Your Proxy

        Your proxy may be revoked at any time before it is voted at the Annual Meeting by giving notice of revocation to the Secretary of the Company, in writing, by execution of a later dated proxy or by attending and voting by ballot at the Annual Meeting. Simply attending the Annual Meeting, however, will not revoke your proxy; you must vote at the Annual Meeting.

        If you have previously signed a proxy card sent to you by Pinnacle, you can change your vote and vote for our director nominees by used the enclosed WHITE proxy card to vote by telephone, by internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy you submit will be counted.

How Proxies are Counted

        If you return a signed and dated the enclosed WHITE proxy card but do not indicate how your shares are to be voted, those shares will be voted "FOR" each of the listed proposals. Votes cast by proxy or in person at the Annual Meeting will be tabulated by the election inspectors appointed for the Annual Meeting. Only the latest dated proxy you submit will be counted.

        Shares voted as abstentions on any matter will be counted for purposes of determining the presence of a quorum at the Annual Meeting and treated as unvoted, although present and entitled to vote, for purposes of determining the approval of each matter as to which a stockholder has abstained. As a result, abstentions with respect to any proposal, other than the election of directors, will have the same effect as a vote against such proposal. If a broker submits a proxy that indicates the broker does not have discretionary authority as to certain shares to vote on one or more matters, those shares will be counted for purposes of determining the presence of a quorum at the Annual Meeting, but will not be considered as present and entitled to vote with respect to such matters.

Persons Making the Solicitation

        We will pay all expenses in connection with this solicitation. Our officers, directors and other regular employees, who will receive no extra compensation for their services, may solicit proxies by telephone or personal solicitation. The Board of Directors has also authorized the Company's executive officers to engage the services of independent proxy consultants to assist the Company in making solicitations to its stockholders in connection with the proposals to be voted upon at the Annual Meeting. The Company has engaged Georgeson Inc. ("Georgeson") and Dix & Eaton ("D&E") to provide proxy solicitation services and proxy/investor relations services, respectively. The Company will pay Georgeson a base fee of $40,000 for its services, and an additional $25,000-50,000 depending on the solicitation procedures ultimately involved, plus reimbursable expenses. As part of such engagement, Georgeson is authorized to accept stockholder votes over the telephone in accordance with the Company's customary procedures. The Company will pay D&E for its professional fees based on hourly consumption, plus commissions and reimbursable expenses. In addition, the Company has agreed to indemnify Georgeson and D&E against certain liabilities arising out of their respective engagements. We have been advised that four of Georgeson's employees and three of D&E's employees are expected to be involved in the proxy solicitation efforts. Proxy materials will also be available in electronic form and may be accessed electronically at www.asuresoftware.com, www.proxyvote.com and www.sec.gov. The proxy materials distributed to stockholders will provide instructions for accessing these websites.

Annual Report on Form 10-K/A

        Our Annual Report on Form 10-K/A for the fiscal year ended July 31, 2008 is enclosed with this Proxy Statement. We will provide copies of the exhibits to our Form 10-K/A upon request, but we may charge a reasonable fee for providing such exhibits. You may obtain the exhibits by mailing a written request to Jay C. Peterson, Secretary, at the address appearing on the first page of this Proxy Statement. Our Form 10-K/A, including exhibits, is also available free of charge on the SEC's website at www.sec.gov.

ELECTION OF DIRECTORS
(ITEM 1)

        The first proposal to be voted on at the Annual Meeting is the election of directors. Directors are elected annually and serve a one-year term. The Board has submitted six nominees for election this year. Our Board has nominated each of Richard N. Snyder, Nancy L. Harris, James H. Wells, Lou Mazzucchelli, Richard J. Agnich, and Ray R. Miles for re-election to service until the next annual stockholder meeting or until each of their respective successors is elected and qualified. Each of our nominees has consented to being named in this Proxy Statement and has consented to serve as a director of the Company if elected.

        Director nominees are recommended for selection to the Board by a majority of Company's directors who meet the independence standards of the NASDAQ Stock Market. The full Board then selects and recommends candidates for nomination as directors for stockholders to consider and vote upon at the Annual Meeting. The Board reviews and considers any candidates submitted by a stockholder or stockholder group in the same manner as all other candidates. Each nominee has consented to serve until the next annual stockholder meeting, if elected, or until his or her successor is elected and qualified. The newly-appointed Nominating Committee, comprised of the Company's four independent directors, will assume these nomination functions going forward.

        If any director is unable to stand for re-election after distribution of this Proxy Statement, the Board may reduce its size or designate a substitute. If the Board designates a substitute, proxies voting on the original director candidate will be cast for the substituted candidate. Proxies cannot be voted for a greater number of persons than the number of nominees named on the enclosed form of proxy. A plurality of the votes cast in person or by proxy by the holders of Common Stock represented at the Annual Meeting is required to elect a director. If more than six nominees are properly presented to the stockholders at the Annual Meeting, the six nominees receiving the highest number of affirmative votes of the shares which are present or represented by proxy at the Annual Meeting and entitled to vote for the election of director will be elected to our Board.

Biographical Information Regarding Our Nominees

        You will find detailed information on each of our director nominees below, and certain additional information about our directors and executive officers who are "participants" in this solicitation is provided in Appendix A.

Nominee	Age	Present Office(s) Held In Our Company	Director Since
Richard N. Snyder	64	Chairman of the Board, President and Chief Executive Officer	1997
Nancy L. Harris	46	Senior Vice President of Operations and Chief Operating Officer	2009
James H. Wells(1)(2)(3)(4)	62	None	1999
Lou Mazzucchelli(1)(2)(3)(4)	53	None	2002
Richard J. Agnich(1)(4)	65	None	2003
Ray R. Miles(1)(2)(4)	57	None	2003

(1)
Independent board member as determined by the Board of Directors of the Company

(2)
Audit Committee Member

(3)
Compensation Committee Member

(4)
Nominating Committee Member

        The following information regarding the principal occupations and other employment of the nominees during the past five years and their directorships in certain companies is as reported by the respective nominees.

        Richard N. Snyder has served as a director of the Company since December 1997 and was elected Chairman of the Board in March 2000. In June 2001, Mr. Snyder was elected President and Chief Executive Officer of the Company. From September 1997 until assuming the positions of President and Chief Executive Officer of our Company, Mr. Snyder served as founder and chief executive officer of Corum Cove Consulting, LLC, a consulting firm specializing in providing strategic guidance to high technology businesses. From 1996 until 1997, Mr. Snyder was the senior vice president of World Wide Sales, Marketing, Service and Support of Compaq Computer Corp., a worldwide computer company. From 1995 until 1996, Mr. Snyder was the senior vice president and general manager of Dell Americas, a computer manufacturer and marketer. Prior to 1995, Mr. Snyder served as group general manager of the Deskjet Products Group of Hewlett Packard. He also serves as a director of Symmetricom, Inc., based in San Jose, California.

        Nancy L. Harris has served as a director of the Company since June 2009, when she was elected by the Board to fill the vacancy created by Kathleen A. Cote's resignation from the Board. Ms. Harris joined the Company in October 2001 as Vice-President of Marketing. She currently serves as the Company's Chief Operating Officer and Senior Vice-President of Operations and is responsible for the daily operations of the Company's software segment. Ms. Harris has 23 years experience in the software industry, serving in both marketing and development capacities. Prior to joining the Company, Ms. Harris was the Director of Marketing and Product Management at Clear Commerce, an Internet transaction-processing software company (2000 to 2001). Prior to that, Ms. Harris spent eight years with BMC Software in various positions including Director of Field Marketing, Director of Product Marketing and Development Manager. Ms. Harris also spent several years with Andersen Consulting in various capacities. Ms. Harris holds a Masters of Science in Marketing degree and a Bachelor of Science in Journalism degree from Northwestern University.

        James H. Wells has served as a director of the Company since December 1999. He currently consults with early stage internet start-up companies. Mr. Wells was the senior vice president of marketing and business development of Dazel, a Hewlett Packard enterprise software company, from January 1999 through February 2000. From April 1995 to March 1998, Mr. Wells served as vice president of sales and was a founding officer in the internet streaming company, RealNetworks, Inc.

        Lou Mazzucchelli has served as a director of the Company since February 2002. From 2001 to 2009, Mr. Mazzucchelli served as a venture partner at Ridgewood Capital, a venture capital firm focusing its investments in the information technology industry. Prior to joining Ridgewood Capital in 2001, Mr. Mazzucchelli was an investment banker at Gerard Klauer Mattison in New York, which he joined in 1996 as their PC and digital media technology analyst. Previously, Mr. Mazzucchelli spent 13 years leading Cadre Technologies, a pioneering computer-aided software engineering tools company that he founded in 1982 and grew to become one of the top 50 U.S. independent software vendors before its sale in 1986.

        Richard J. Agnich has served as a director of the Company since March 2003. He is currently an advisor to technology start-ups, is a trustee of Austin College and chair of the Entrepreneurs Foundation of North Texas. Prior to his retirement in 2000, Mr. Agnich served as Senior Vice President, General Counsel and Secretary and various other positions at Texas Instruments Incorporated since 1973.

        Ray R. Miles has served as a director of the Company since March 2003. He is currently working with Rajko Associates, a company that provides consulting services on corporate strategy. From 2001 to 2002, Mr. Miles served as the President of Communications Services, a service line of the Operations Solutions business of EDS, Inc. Prior to joining Communications Services, Mr. Miles was a business manager and manager of software strategy at Texas Instruments from 1999 to 2001. From 1996 to 1999, Mr. Miles served as a branch manager and then Chief Operating Officer of Deutsche Telekom Alliance, a strategic alliance between Texas Instruments Incorporated and Deutsche Telekom.

THE BOARD OF DIRECTORS RECOMMENDS VOTING "FOR" EACH OF OUR SIX NOMINEES.

TO VOTE FOR THESE NOMINEES, PLEASE COMPLETE, DATE AND SIGN
THE ENCLOSED WHITE PROXY CARD, TO ENSURE YOUR VOTE IS REPRESENTED.

Background to Current Solicitation

        On January 29, 2009, the Company issued a press release announcing a proposal by the Board of Directors to privatize the Company. On the same day, David Sandberg (a principal of Pinnacle) emailed the Company's CFO, Jay Peterson, to request a meeting with the Company's Chairman and CEO, Richard N. Snyder. The Company filed a definitive proxy statement with the SEC on April 21, 2009 relating to the Company's going private proposal and announcing a June 2, 2009 special stockholders meeting to vote on such proposal. On April 27, 2009, several Board members met with Pinnacle to discuss the proposed going private transaction and other concerns previously expressed by Pinnacle. Mr. Peterson sent a follow-up email to Mr. Sandberg regarding additional information requests submitted at the in-person meeting, but Mr. Sandberg did not respond. Then, on May 4, 2009, Pinnacle initiated a proxy contest against the going private proposal by filing an amended Schedule 13D with the SEC, and on May 27, 2009 Pinnacle faxed to the Company notice of Pinnacle's intent to nominate directors for election to the Board at the upcoming annual stockholders meeting. On June 1, 2009, the Company issued a press release announcing that the Board of Directors had withdrawn the going private proposal and cancelled the special stockholders meeting, as it had become apparent to the Board that the proposal would not receive sufficient votes to carry, due in large part to stockholder concerns about the loss of liquidity. Three days later, Pinnacle issued a press release thanking stockholders for opposing the going private proposal, announcing its nomination of a dissident slate of director nominees, and announcing its intention to engage in a proxy contest to elect its nominees. Since then, the Company has on several occasions attempted to coordinate a meeting with Pinnacle to obtain information so that the Company may thoughtfully consider and better understand Pinnacle's strategic plan for the Company. However, Pinnacle continues to insist that the Company's entire Board travel to Boston, Massachusetts for an in-person meeting to discuss non-public information about the Company and refuses to explain its strategic plan for the Company with any significant level of detail. Consequently, no meeting has yet been scheduled.

        On July 1, 2009, the Company filed a lawsuit in the United States District Court for the Western District of Texas, Austin Division, against Pinnacle, James Gladney, Robert Graham, Antoine Tristani, Pat Goepel, Fenil Shah, Sarla Software LLC, Chimanlal Shah, Falguni Shah, Ruchir Shah, Snehal Shah, Vibha Shah, and Ushma Shah alleging violations of federal securities laws. In its complaint, the Company maintains that the defendants have been acting as an affiliated group in connection with their recent purchases of Company stock and their involvement in the present proxy contest with the Company. The suit claims the defendants violated Section 13(d) of the Securities Exchange Act of 1934 by not properly reporting their identity and activities as an affiliated group, and also claims that certain of the defendants have further violated the federal securities laws by failing to disclose their true intentions concerning the future of the Company. The Company has asked the Court to enjoin the defendants' violations of the federal securities laws prior to the Company's shareholder meeting scheduled for July 30, 2009. The defendants have yet to file an answer in this matter and there have been no further developments with the Court as of the date of this Proxy Statement.

Dissident Slate of Nominees

        As indicated above, Pinnacle has given notice of its intention to nominate individuals for election to the board of directors to replace our nominees, and you may receive separate proxy solicitation materials from Pinnacle. Despite repeated requests by the Company and our Board, Pinnacle has not provided us with direct access to its nominees for purposes of conducting interviews and obtaining additional information regarding their qualifications. As a result, the full Board has examined their qualifications based on the limited information provided to the Company by Pinnacle, as well as available public information including prior public pronouncements of the Pinnacle nominees. Upon completing such examination, our Board of Directors unanimously determined not to nominate any of Pinnacle's nominees because their experience, character and background are not on par with that of our nominees. For example, five of Pinnacle's six nominees (Messrs. Ferris, Graham, Goepel, Pertierra, and Vogel) have no apparent prior public company board experience and the remaining Pinnacle nominees (Mr. Sandberg) has less than four months of prior public company board experience. By comparison, our nominees collectively have over 41 years of prior public company board experience. Also, with respect to Pinnacle's assertion that two of its nominees (Messrs. Graham and Goepel) should be commended for their prior service on the board of directors of iEmployee, the Board noted that, at the time of the Company's acquisition of iEmployee in 2007, iEmployee had nominal cash on hand and there was no significant evidence of a profitable business. Accordingly, your Board believes the six individuals it has nominated and named in this Proxy Statement are not only experienced in serving our stockholders as directors of public companies but are also extremely knowledgeable about our business and industry, and, therefore, better suited to serve the best interests of our Company and our stockholders.

        OUR BOARD UNANIMOUSLY RECOMMENDS A VOTE "FOR" THE ELECTION OF ALL OF OUR NOMINEES NAMED IN THE ENCLOSED WHITE PROXY CARD AND URGES YOU NOT TO SIGN OR RETUN ANY PROXY CARD SENT TO YOU BY PINNACLE.

        If you sign and return a proxy card sent by Pinnacle, you will not be supporting our nominees. The only way to support the qualified individuals nominated by our Board is to vote "FOR" our nominees using the enclosed WHITE proxy card. If you have previously signed a proxy card sent to you by Pinnacle, you can change your vote and vote for our nominees by using the enclosed WHITE proxy card to vote by telephone, by internet, or by signing, dating and returning the enclosed WHITE proxy card in the postage-paid envelope provided. Only the latest dated proxy card you submit will be counted.

 CORPORATE GOVERNANCE INFORMATION

Director Independence

        The Board of Directors consists of a majority of independent directors as such term is defined under the rules of the NASDAQ Stock Market. The Board of Directors has determined that Ms. Cote and Messrs. Wells, Mazzucchelli, Agnich and Miles are independent. The Board of Directors has determined that all of the members of the board's working committees are independent as defined under the rules of the NASDAQ Stock Market, including, in the case of all members of the Audit Committee, the independence requirements contemplated by Rule 10A-3 under the Securities Exchange Act of 1934. Kathleen A. Cote, who served as director for the entire fiscal year ended July 31, 2008, resigned from the Board effective as of June 1, 2009.

Board Meetings and Attendance

        The Board of Directors held three in-person meetings and eight telephonic meetings during the fiscal year ended July 31, 2008. No director attended fewer than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings held by all committees of the Board of Directors on which such director served. The Board of Directors requires that directors make a reasonable effort to attend the company's annual stockholder meeting. One board member attended the annual meeting of stockholders held for fiscal 2008.

Committees

        The Board of Directors uses working committees with functional responsibility in the more complex recurring areas where disinterested oversight is required. Working committees of the Board of Directors include the Audit Committee and the Compensation Committee, each of which operates under a charter that has been approved by the Board of Directors. Current copies of each of these charters are posted on our website, www.asuresoftware.com. Our committees will continue to monitor and review legislative, regulatory and NASDAQ Stock Market actions in connection with corporate governance, and our committees will adopt policies and procedures in response to such actions.

Compensation Committee

        The Compensation Committee is responsible for approving the compensation arrangements of senior management and recommending approval by the Board of Directors of amendments to our benefit plans. The Compensation Committee held one meeting during the fiscal year ended July 31, 2008. The Compensation Committee was composed of Mr. Mazzucchelli (Chairperson) and Mr. Wells for the fiscal year ended July 31, 2008. Following Ms. Cote's resignation from the Board, effective June 1, 2009, Mr. Wells has been appointed to succeed Mr. Mazzucchelli as Chairperson of the Compensation Committee.

Nominating Committee

        The Nominating Committee was unanimously appointed by the Board of Directors in June 2009 and is comprised of the Company's four independent directors (as such term is defined under the rules of the NASDAQ Stock market: Messrs. Wells, Mazzucchelli, Agnich and Miles. Prior to such appointment, the full Board of Directors (consisting of Chairman Snyder and the Company's independent directors) administered the Company's director nomination functions, including the review and consideration of candidates submitted by a stockholder or stockholder group. Following the appointment of Nancy L. Harris to fill the vacant board seat created by Kathleen A. Cote's resignation, the Board of Directors unanimously determined that it would be in the best interests of the Company and its stockholders for the Company to have a separate Nominating Committee consisting of independent directors only. The newly-appointed Nominating Committee is currently in the process of adopting a charter that is consistent with the bylaws of the Company and the standards of the NASDAQ Stock Market and of developing a policy with regard to the consideration of any director candidates recommended by stockholders

Audit Committee

        The Audit Committee is composed of three outside directors and operates under a charter adopted by the Board of Directors according to the rules and regulations of the Securities and Exchange Commission ("SEC") and the NASDAQ Stock Market. The Audit Committee members during the fiscal year ended July 31, 2008 were Ms. Cote (Chairperson), Mr. Wells, and Mr. Miles. Following Ms. Cote's resignation from the Board effective June 1, 2009, Mr. Mazzucchelli has been appointed to succeed Ms. Cote as Chairperson of the Audit Committee. The Board of Directors believes that all of these directors are independent as defined under the rules of the NASDAQ Stock Market. The Board of Directors has determined that Ms. Cote and Mr. Mazzucchelli have the qualifications and experience necessary to serve as an "audit committee financial expert," as defined by the SEC.

        The Audit Committee is the communication link between the Board of Directors and our independent auditors. In addition to recommending the appointment of the independent auditors to the Board of Directors, the Audit Committee reviews the scope of the audit, the accounting policies and reporting practices, internal auditing and internal control, compliance with our policies regarding business conduct and other matters as deemed appropriate. The Audit Committee held four meetings in fiscal 2008 with the independent auditors and/or our management.

        The following is the "Report of the Audit Committee" with respect to our audited financial statements for fiscal 2008 which include our consolidated balance sheets as of July 31, 2008 and 2007, and the related consolidated statements of operations, stockholders' equity (deficit) and cash flows for each of the two years in the period ended July 31, 2008 and the notes thereto. The information contained in this report shall not be deemed to be "soliciting material" or to be "filed" with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate it by reference in such filing.

1.
The Audit Committee has reviewed and discussed the above-referenced audited financial statements with management.

2.
The Audit Committee has discussed with Ernst & Young LLP, our independent accountants, the matters required to be discussed by SAS 61 (Codification of Statements on Accounting Standards) that includes, among other items, matters related to the conduct of the audit of our above-referenced financial statements.

3.
The Audit Committee has received the letter from Ernst & Young LLP required by Independent Standards Board Standard No. 1, that relates to the accountant's independence from our Company and its related entities, and has discussed with Ernst & Young LLP their independence from the Company.

4.
Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that our above-referenced audited financial statements be included in our annual report on Form 10-K/A for fiscal 2008.

Code of Business Conduct and Ethics

        The Company has adopted a Code of Business Conduct and Ethics that applies to all of its directors, officers and employees, including the Chief Executive Officer, Chief Financial Officer and Principal Accounting Officer. These individuals are required to abide by the Code of Business Conduct and Ethics to insure that its business is conducted in a consistently legal and ethical manner. The Company's Code of Business Conduct and Ethics covers all areas of professional conduct, including employment policies, conflicts of interest, intellectual property and the protection of confidential information, as well as strict adherence to all laws and regulations applicable to the conduct of its business. Any waivers of the Code of Business Conduct and Ethics for directors or executive officers must be approved by the board of directors. The full text of the Company's Code of Business Conduct and Ethics is published on its website, www.asuresoftware.com, under the "Company-Corporate Governance" link. The Company intends to disclose future amendments to, or waivers from, provisions of its Code of Business Conduct and Ethics on its website within four business days following the date of such amendment or waiver.

Stockholder Communication with the Board of Directors

        A stockholder who wishes to communicate with the Board of Directors, or specific individual directors, may do so by directing a written request addressed to such directors or director in care of Jay C. Peterson, Secretary of the Company, at the address appearing on the first page of this Proxy Statement. Communications directed to members of the Board of Directors will be relayed to the intended board member(s).

 EXECUTIVE COMPENSATION

Summary Compensation Table (2008 Fiscal Year)

        The following table summarizes the compensation of the named executive officers listed below during the Company's last completed fiscal year:

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard N. Snyder
Chief Executive Officer	2008	300,000	2,719	25,480	-0-	-0-	-0-	4,540	332,739
and President	2007	300,000	102,970	-0-	-0-	-0-	-0-	4,674	407.644
Jay C. Petersen
Chief Financial Officer	2008	216,300	2,719	11,270	-0-	-0-	-0-	4,352	234,641
and Vice President, Finance	2007	214,725	116,979	-0-	-0-	-0-	-0-	8,313	336,700
Nancy L. Harris
Vice President,	2008	215,000	2,719	49,320	-0-	-0-	-0-	4,322	271,361
Software	2007	212,500	2,970	-0-	-0-	-0-	-0-	6,480	219,412

(b)
Fiscal year covered.

(c)
Dollar value of base salary (cash and non-cash) earned by the named executive officer during the fiscal year covered.

(d)
Dollar value of bonus (cash and non-cash) earned by the named executive officer during the fiscal year covered. The bonus paid to Richard N. Snyder and Jay C. Peterson for fiscal 2007 were based on the success of the Company's intellectual property licensing business.

(e)
Dollar value of restricted stock awarded to the named executive officer during the fiscal year covered.

(i)
Represents the dollar value of any insurance premiums paid by the Company during the fiscal year covered with respect to term life insurance and long term disability insurance for the benefit of the named executive officer. Also represents the dollar value of any matching contributions made by the Company to the 401(k) account of the named executive officer during the fiscal year covered.

	Insurance Premiums	401(k) Matching
Richard N. Snyder	$4,540	$0
Jay C. Peterson	$1,767	$2,585
Nancy L. Harris	$1,391	$2,931

Outstanding Equity Awards at Fiscal Year-End Table (2008 Fiscal Year)

        The following table sets forth information concerning unexercised options, stock that has not vested, and equity incentive plan awards for each of the named executive officers listed in the Summary Compensation Table, outstanding as of the end of the Company's last completed fiscal year:

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Richard N. Snyder						52,000	15,600	-0-	-0-
	216,045	-0-	-0-	0.385	10/17/2012	-0-	-0-	-0-	-0-
	33,955	-0-	-0-	0.385	05/24/2012	-0-	-0-	-0-	-0-
	186,335	-0-	-0-	0.385	05/24/2012	-0-	-0-	-0-	-0-
Jay C. Petersen						23,000	6,900	-0-	-0-
	28,000	-0-	-0-	0.385	10/16/2011	-0-	-0-	-0-	-0-
	25,000	-0-	-0-	0.385	7/11/2012	-0-	-0-	-0-	-0-
	27,606	-0-	-0-	0.385	7/19/2012	-0-	-0-	-0-	-0-
	22,993	-0-	-0-	0.385	7/19/2012	-0-	-0-	-0-	-0-
	90,776	-0-	-0-	0.385	10/17/2012	-0-	-0-	-0-	-0-
	8,125	-0-	-0-	0.385	11/3/2013	-0-	-0-	-0-	-0-
	21,875	-0-	-0-	0.385	11/3/2013	-0-	-0-	-0-	-0-
Nancy L. Harris						50,000	15,000	-0-	-0-
						31,000	9,300	-0-	-0-
	50,000	-0-	-0-	0.385	10/11/2011	-0-	-0-	-0-	-0-
	80,168	-0-	-0-	0.385	10/17/2012	-0-	-0-	-0-	-0-
	20,000	-0-	-0-	0.385	11/3/2013	-0-	-0-	-0-	-0-

(b)
The Company's option awards vest on a monthly basis, normally over a 48-month period. All option awards listed above are fully vested.

(e)
Option awards were re-priced to $0.385 per share during fiscal 2007.

(f)
Options expire ten years from relevant grant date.

(g)
Unvested restricted shares vest one year from the date of award, with the exception of the 50,000 restricted shares awarded to Nancy Harris on 4/1/08, which vest over two years from the date of award.

(h)
Unvested restricted shares valued at the 7/31/08 common share price of $0.30.

Potential Payments Upon Change-in-Control

        The Company has not entered into any employment agreements with its senior management, but it has entered into parachute agreements with each of its named executive officers. Under the parachute agreements with each of Richard N. Snyder and Jay C. Peterson, the Company will pay such executives a severance payment equal to their then current annual salary plus the average yearly cash bonus received by them in each of the three preceding years if they are terminated within a specified amount of time after a "change in control." The definition of "change of control" includes an event whereby the directors who served on the Board for a period of two consecutive years prior to such event cease for any reason to constitute a majority of the Board. Under the parachute agreement with Nancy L. Harris, the Company will pay Ms. Harris a severance payment equal to her then current annual salary if she is terminated within a specified amount of time after a sale of the Company's business (as defined in the agreement). Under each of the parachute agreements, the named executive officer will qualify for severance payments unless such officer's termination is (i) effected by the officer other than for good reason, (ii) effected by the Company for disability or cause, or (iii) due to the officer's death or retirement. In addition to the severance payment, all stock options held by the named executive officer shall immediately and automatically become fully vested and all restrictions on stock awards held shall immediately and automatically be deemed lapsed and satisfied.

Director Compensation Table (2008 Fiscal Year)

        The following table sets forth information concerning the compensation of the directors for the Company's last completed fiscal year:

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Richard Agnich	17,000	-0-	-0-	-0-	-0-		17,000
Kathleen Cote	18,000	-0-	-0-	-0-	-0-		18,000
Louis J. Mazzucchelli	17,250	-0-	-0-	-0-	-0-	34,667	51,917
Ray R. Miles	18,000	-0-	-0-	-0-	-0-		18,000
James Wells	18,250	-0-	-0-	-0-	-0-		18,250

(b)
During fiscal 2008, each non-employee director was paid a retainer of $3,000 for each quarter. Additionally, each non-employee director was paid $1,000 for the in-person meetings of the Board of Directors that he or she attended and $250 for participation in each telephonic meeting. Total director fees earned in fiscal 2008 were $88,500.

(d)
The aggregate number of option awards outstanding at fiscal year end for each director is as follows:

Richard Agnich (35,000)
Kathleen A. Cote (45,000)
Louis J. Mazzucchelli (45,000)
Ray R. Miles (35,000)
James Wells (45,000)

All non-employee directors participate in the Company's 1992 Director Stock Option Plan. Non-employee directors receive, upon their initial election or appointment to the Board, stock options to purchase 25,000 shares of our Common Stock, having an exercise price equal to the market price of our Common Stock on the date of grant. Thereafter, each non-employee director will receive options to purchase 10,000 shares of our Common Stock on the anniversary date of his or her election or appointment to the Board. All of these options vest in equal amounts monthly over a three-year period but cease vesting at the time the director ceases to be a director. Currently the 1992 Director Stock Option Plan does not have sufficient options available for the granting of additional options to non-employee directors. In July 2006 each non-employee director was granted 12,772 shares of restricted stock.

(g)
This includes consulting fees paid to Mr. Mazzucchelli during fiscal 2008 in connection with analysis and due diligence on the Company's acquisition of iEmployee.

 PRINCIPAL ACCOUNTANT FEES AND SERVICES

Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Auditor

        Consistent with SEC policies regarding auditor independence, the Audit Committee has responsibility for appointing, setting compensation and overseeing the work of the independent auditor. In recognition of this responsibility, the Audit Committee has established a policy to pre-approve all audit and permissible non-audit services provided by the independent auditor.

        Prior to engagement of the independent auditor for the next year's audit, management will submit an aggregate of services expected to be rendered during that year for each of four categories of services to the Audit Committee for approval. The first category (Audit Services) includes audit work performed in the preparation of financial statements, as well as work that generally only the independent auditor can reasonably be expected to provide, including comfort letters, statutory audits, and attest services and consultation regarding financial accounting and/or reporting standards. The second category (Audit-related Services) includes assurance and related services that are traditionally performed by the independent auditor, including due diligence related to mergers and acquisitions, employee benefit plan audits, and special procedures required to meet certain regulatory requirements. The third category (Tax Services) includes all services performed by the independent auditor's tax personnel, except those services specifically related to the audit of the financial statements, and includes fees in the areas of tax compliance, tax planning, and tax advice. The fourth category (All Other Fees) includes items associated with services not captured in the other categories. We generally do not request such services from the independent auditor.

        Prior to engagement, the Audit Committee pre-approves these services by category of service. The fees are budgeted and the Audit Committee requires the independent auditor and management to report actual fees versus the budget periodically throughout the year by category of service. During the year, circumstances may arise when it may become necessary to engage the independent auditor for additional services not contemplated in the original pre-approval. In those instances, the Audit Committee requires specific pre-approval before engaging the independent auditor.

        The Audit Committee may delegate pre-approval authority to one or more of its members. The member to whom such authority is delegated must report, for informational purposes only, any pre-approval decisions to the Audit Committee at its next scheduled meeting.

Audit Fees

        The Company incurred aggregate fees in the amount of $349,400 and $210,000 for professional audit services rendered by Ernst & Young LLP for the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's 10-Qs, for the fiscal years ended July 31, 2008 and 2007, respectively. The services included work generally only the independent registered public accounting firm can reasonably be expected to provide, such as those in connection with statutory and regulatory filings.

Audit—Related Fees

        The Company incurred aggregate fees in the amount of $73,454 and $30,000 for assurance and related services rendered by Ernst & Young LLP that are reasonably related to the performance of the audit or review of the Company's financial statements and not reported under "Audit Fees" above. These services related principally to the audits of employee benefit plans, Sarbanes-Oxley compliance and merger and acquisition due diligence, for the fiscal years ended July 31, 2008 and 2007, respectively.

Tax Fees

        The Company incurred $0 and $0 for professional services rendered by Ernst & Young LLP for tax compliance, tax advice, and tax planning during the fiscal years ended July 31, 2008 and 2007, respectively.

All Other Fees

        All fees paid to Ernst & Young LLP by the Company are reported under the fee categories listed above. There were no other products or services provided by Ernst & Young LLP during the fiscal years ended July 31, 2008 and 2007.

        The Audit Committee has determined that the provision of services covered by the four preceding paragraphs is compatible with maintaining the independent auditors' independence from the Company.

 RATIFICATION OF APPOINTMENT OF AUDITORS
(ITEM 2)

        The Audit Committee has appointed Ernst & Young LLP, independent accountants, to audit the Company's consolidated financial statements for the fiscal year ending July 31, 2009. We are advised that no member of Ernst & Young LLP has any direct financial interest or material indirect financial interest in the Company or any of its subsidiaries or, during the past three years, has had any connection with the Company or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee.

        Stockholder ratification is not required for the selection of Ernst & Young LLP, since the Audit Committee has the responsibility for the selection of the Company's independent auditors. Nonetheless, the selection is being submitted for ratification at the Annual Meeting solely with a view toward soliciting the stockholders' opinion thereon, which opinion will be taken into consideration in future deliberations.

        A representative of Ernst & Young LLP will be attending the Annual Meeting and will be available for questions.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE "FOR"
RATIFICATION BY THE STOCKHOLDERS OF THE APPOINTMENT OF ERNST & YOUNG LLP.

 OTHER MATTERS

        As of the date of this Proxy Statement, the Board of Directors does not know of any business to be brought before the Annual Meeting other than as specified above. However, if any matters properly come before the Annual Meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their judgment on such matters.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's officers, directors, and persons who beneficially own more than 10% of the Company's Common Stock ("10% Stockholders") to file reports of ownership and changes in ownership with the SEC and NASDAQ. Such officers, directors and 10% Stockholders are also required by SEC rules to furnish the Company with copies of all Section 16(a) forms that they file. Based solely upon information provided to the Company by individual officers, directors and 10% Stockholders, Forgent believes that all of these filing requirements were satisfied by the Company's officers, directors, and 10% Stockholders in fiscal 2008.

STOCKHOLDER PROPOSALS

        Pursuant to various rules promulgated by the SEC, a stockholder seeking to include a proposal in our proxy statement and form of proxy card for our annual stockholder meeting for fiscal 2009 must timely submit such proposal in accordance with SEC Rule 14a-8 to Forgent Networks, Inc., addressed to Jay C. Peterson, Secretary, 108 Wild Basin Road, Austin, Texas 78746. Pursuant to SEC Rule 14a-8, a stockholder proposal for the annual stockholder meeting for fiscal 2009 must be received in writing by the Company at its executive offices no later than March     , 2010. Further, a stockholder may not present a proposal for inclusion in our proxy statement and form of proxy card related to the Annual Meeting for fiscal 2009 and may not submit a matter for consideration at the Annual Meeting to be held for fiscal 2009, regardless of whether presented for inclusion in our proxy statement and form of proxy card, unless the stockholder has timely complied with our bylaw requirements. A stockholder's notice to the Secretary must set forth as to each matter the stockholder proposes to bring before the meeting a brief description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting; the name and address, as they appear on our books, of the stockholder proposing such business and the name and address of the beneficial owner, if any, on whose behalf the proposal is made; the class and number of our shares of our Common Stock which are owned beneficially and of record by such stockholder and by the beneficial owner, if any, on whose behalf the proposal is being made; and any material interest of such stockholder of record and beneficial owner, if any, on whose behalf the proposal is made in such business.

        YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROXY STATEMENT OR ANNEXED HERETO TO VOTE ON THE MATTERS SET FORTH ABOVE. WE HAVE NOT AUTHORIZED ANYONE TO PROVIDE YOU WITH INFORMATION THAT IS DIFFERENT FROM WHAT IS CONTAINED IN THIS PROXY STATEMENT. THIS PROXY STATEMENT IS DATED JULY     , 2009. YOU SHOULD NOT ASSUME THAT THE INFORMATION CONTAINED IN THIS PROXY STATEMENT IS ACCURATE AS OF ANY DATE OTHER THAN THAT DATE AND THE MAILING OF THIS PROXY STATEMENT TO STOCKHOLDERS SHALL NOT CREATE ANY IMPLICATION TO THE CONTRARY.

By Order of the Board of Directors

JAY C. PETERSON
 Secretary
Austin, Texas

 Appendix A

INFORMATION CONCERNING PARTICIPANTS IN THE COMPANY'S SOLICITATION OF PROXIES

Information Regarding Ownership of Our Company's Securities by Participants, Certain Beneficial Owners and Management

        The following table sets forth certain information with respect to beneficial ownership of our Common Stock by our director nominees as of June 12, 2009, the most recent date practicable prior to the filing of this Proxy Statement. None of the participants owns any shares of our Common Stock of record that such participant does not also own beneficially. As of June 12, 2009, 31,114,915 shares of our Common Stock were issued and outstanding.

        The following table sets forth certain information with respect to beneficial ownership of our Common Stock as of June 12, 2009 by:

  •
  each person who is known by us to beneficially own more than five percent of our common stock;

  •
  each of our directors at that date and nominees and named executive officers; and

  •
  all directors and officers as a group.

	Shares Beneficially Owned(1)(2)
Name and Address of Beneficial Owner	Number		Percent
Red Oak Partners, LLC, New York, NY	2,285,796		7.35%
Renaissance Technologies, Inc. LLC, New York, NY	1,578,500		5.29%
Richard N. Snyder	983,655	(3)	3.12%
Kathleen A. Cote	68,772	(4)	*
James H. Wells	95,672	(5)	*
Lou Mazzucchelli	57,772	(6)	*
Richard J. Agnich	97,772	(7)	*
Ray R. Miles	51,772	(8)	*
Jay C. Peterson	276,877	(9)	*
Nancy Harris	265,680	(10)	*
All Directors and officers as a group (8 persons)(3)(4)(5)(6)(7)(8)(9)(10)	1,897,972	(11)	5.91%

*
Indicates ownership of less than 1% of our common stock

(1)
Beneficial ownership as reported in the above table has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended. The persons and entities named in the table have sole voting and investment power with respect to all shares shown as beneficially owned by them, except as noted below. Amounts shown include shares of our common stock issuable upon exercise of certain outstanding options within 60 days after June 12, 2009.

(2)
Except for the percentages of certain parties that are based on presently exercisable options which are indicated in the following footnotes to the table, the percentages indicated are based on 31,114,915 shares of our common stock issued and outstanding on June 12, 2009. In the case of parties holding presently exercisable options, the percentage ownership is calculated on the assumption that the shares presently held or purchasable within the next 60 days underlying such options are outstanding.

(3)
Consists of 540,772 shares held by Mr. Snyder directly and 442.933 shares which Mr. Snyder may acquire upon the exercise of options within 60 days after June 12, 2009.

(4)
Consists of 23,772 shares held by Ms. Cote directly and 45,000 shares which Ms. Cote may acquire upon the exercise of options within 60 days after June 12, 2009. Ms. Cote resigned from the Company's Board of Directors on June 1, 2009.

(5)
Consists of 50,672 shares held by Mr. Wells directly and 45,000 shares which Mr. Wells may acquire upon the exercise of options within 60 days after June 12, 2009.

(6)
Consists of 12,772 shares held directly by Mr. Mazzucchelli and 45,000 shares which Mr. Mazzucchelli may acquire upon the exercise of options within 60 days after June 12, 2009.

(7)
Consists of 62,772 shares held directly by Mr. Agnich and 35,000 shares which Mr. Agnich may acquire upon the exercise of options within 60 days after June 12, 2009.

(8)
Consists of 16,772 shares held by Mr. Miles directly and 35,000 shares which Mr. Miles may acquire upon the exercise of options within 60 days after June 12, 2009.

(9)
Consists of 52,502 shares held by Mr. Peterson directly and 224,375 shares which Mr. Peterson may acquire upon the exercise of options within 60 days after June 12, 2009.

(10)
Consists of 115,512 shares held by Ms. Harris directly and 150,168 shares which Ms. Harris may acquire upon the exercise of options within 60 days after June 12, 2009.

(11)
All options held by the Company's named executive officers were granted under the 1989 Stock Option Plan or the 1996 Stock Option Plan. Pursuant to these stock option plans, all options granted thereunder are immediately exercisable; however, shares issued upon exercise are subject to repurchase by the Company, at the exercise price, to the extent of the number of shares that have not vested in the event that the optionees' employment terminates prior to all such optionees' options becoming vested.

Information Regarding Transactions in Our Company's Securities by Participants.

        The following table sets forth all transactions that are deemed purchases and sales of shares of our Common Stock by our director nominees between July     , 2007 and July     , 2009. Unless otherwise indicated, all transaction were in open market or pursuant to our equity compensation plans and none of the purchase price or market value of those shares is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities.

Name of Participant	Date	Number of Shares	Transaction Type
Richard J. Agnich	12/27/2007	50,000	Open Market Purchase

Miscellaneous Information Regarding Participants.

        Except as described in this Appendix A or the Proxy Statement:

  •
  none of the participants (1) beneficially owns, directly or indirectly, any shares or other securities of our Company or any of our subsidiaries, (2) has purchased or sold any of such securities within the past two years or (3) is, or within the past year was, a party to any contract, arrangement or understanding with any person with respect to any such securities, including, but not limited to, joint ventures, loan or option agreements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits or the giving or withholding of proxies.

  •
  none of the participants' associates beneficially owns, directly or indirectly, any of our securities.

  •
  none of the participants has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the annual meeting.

  •
  none of the participants or any of their associates has had or will have a direct or indirect material interest in any transaction or series of similar transactions since the beginning of fiscal 2008 or any currently proposed transactions, or series of similar transactions, to which we or any of our subsidiaries was or is to be a party for which disclosure is required pursuant to Item 404(a) of Regulation S-K.

  •
  none of the participants or any of their associates has any arrangements or understandings with any person with respect to any future employment by us or our affiliates or with respect to any future transactions to which we or any of our affiliates will or may be a party.

  •
  during the past ten years, none of the participants has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors).

PRELIMINARY COPY

FORGENT NETWORKS, INC.

ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2008

JULY 30, 2009	PROXY NO.	SHARES IN YOUR NAME

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Jay C. Peterson and Richard N. Snyder as proxy, each with the power to appoint his substitute, and hereby authorizes either of them to represent and vote, as designated on the reverse side of this  WHITE  proxy card, all of the shares of the Common Stock of Forgent Networks, Inc. held of record by the undersigned at the close of business on the record date, July 10, 2009, at the annual meeting of stockholders for fiscal 2008 to be held on Thursday, July 30, 2009 and any adjournment(s) thereof.

Dated July , 2009

Signature

Signature (If Held Jointly)

Please execute this proxy as your name appears hereon. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by the president or other authorized officer. If a partnership, please sign in partnership name by an authorized person.

PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

Dear Stockholder:

Forgent Networks, Inc. encourages you to take advantage of new and convenient ways by which you can vote your shares. You can vote your shares electronically through the Internet or by telephone up until 11:59 P.M. Central Standard Time the day before the Annual Meeting date. This eliminates the need to return the enclosed WHITE proxy card.

1.                         To vote by Internet:

•                                                   Log on to the Internet and go to the web site http://www.proxyvote.com

•                                                   Have the enclosed WHITE proxy card on hand when you access the web site and you will be prompted to enter your 12-digit Control Number, which is located below, to obtain your records and to create an electronic voting instruction form.

2.                         To vote by telephone:

•                                                   Use any touch-tone telephone to dial 1-800-690-6903.

•                                                   Have the enclosed WHITE proxy card in hand when you call, and you will be prompted to enter your 12-digit Control Number, which is located below, to vote. Follow the instructions that the Vote Voice provides you.

If you choose to vote your shares electronically, there is no need to mail back the enclosed WHITE proxy card. Your vote is important. Thank you for voting.

PRELIMINARY COPY

FORGENT NETWORKS, INC.

ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2008

CONTINUED FROM OTHER SIDE

JULY 30, 2009

THIS PROXY, WHEN PROPERLY EXECUTED AND DATED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2 AND AT THE DISCRETION OF THE PROXIES WITH RESPECT TO ANY MATTERS REFERRED TO IN PROPOSAL 3.

1.

Proposal to elect as directors of Forgent Networks, Inc. the following persons to hold office until the next annual stockholder meeting or until their respective successors are duly elected and qualified.

☐	FOR all nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all nominees listed below

Richard N. Snyder
Nancy L. Harris
James H. Wells
Lou Mazzucchelli
Richard J. Agnich
Ray R. Miles

(INSTRUCTION: To withhold authority to vote for any individual nominee, write that nominee’s name on the space provided below.)

2.	The ratification of the Audit Committee’s appointment of Ernst & Young LLP, independent accountants, as Forgent Networks, Inc.’s independent auditors for the year ending July 31, 2009.

	☐ FOR	☐ AGAINST	☐ ABSTAIN

3.	In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment(s) thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

PLEASE MARK, SIGN, DATE AND RETURN THIS WHITE PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JULY 30, 2009
PROXY STATEMENT ANNUAL MEETING OF STOCKHOLDERS FOR FISCAL 2008
VOTING SECURITIES OUTSTANDING; QUORUM
THE ANNUAL MEETING OF STOCKHOLDERS
CORPORATE GOVERNANCE INFORMATION
EXECUTIVE COMPENSATION
PRINCIPAL ACCOUNTANT FEES AND SERVICES
RATIFICATION OF APPOINTMENT OF AUDITORS (ITEM 2)
OTHER MATTERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
STOCKHOLDER PROPOSALS
  Appendix A